EXHIBIT 10.2
SEVENTEENTH AMENDMENT TO
RECEIVABLES SALE AGREEMENT
     THIS SEVENTEENTH AMENDMENT TO RECEIVABLES SALE AGREEMENT, dated as of September 19, 2008 (this “Amendment”), is entered into by and among ALLIED RECEIVABLES FUNDING INCORPORATED, as buyer (the “Buyer”), and ALLIED WASTE NORTH AMERICA, INC. and each of the other entities identified on the signature pages hereto as an “Originator”, as originators (collectively, the “Originators”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).
     WHEREAS, the parties hereto have entered into that certain Receivables Sale Agreement, dated as of March 7, 2003 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Agreement”); and
     WHEREAS, the parties hereto desire to amend the Agreement in certain respects as hereinafter set forth;
     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
     SECTION 1. Amendments.
     The Agreement is amended as follows:
     (a) The definition of “Senior Credit Agreement” set forth in Exhibit I to the Agreement is amended and restated in its entirety to read as follows:
Senior Credit Agreement: The Credit Agreement dated as of July 21, 1999, as amended and restated as of March 21, 2005, as may be further amended, modified, waived, restated, supplemented or replaced (including any refinancing thereof) from time to time, among Allied Waste Industries, Inc., Allied Waste North America, Inc., the lenders party thereto, including JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, Citicorp North America, Inc., as syndication agent, UBS Securities LLC, Credit Suisse First Boston, acting through its Cayman Islands branch, Wachovia Bank, National Association, Deutsche Bank Trust Company Americas and the Credit Provider, as co- documentation agents. For the avoidance of doubt, any reference to any section or article of the “Senior Credit Agreement” contained in this Agreement shall be deemed to be a reference to the most current substantively similar section or article of any restated or replacement (including any refinancing) credit agreement.
     SECTION 2. Representations and Warranties.
     (a) Each Originator represents and warrants to the Buyer and the Secured Parties that the representations and warranties set forth in Article II of the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

     (b) Each of the Originators and the Buyer represents and warrants to each other and the Secured Parties that:
     (i) no Termination Event has occurred and is continuing;
     (ii) its execution and delivery of this Amendment, and its performance of its obligations under the Agreement (as amended hereby) are within its limited liability, corporate or partnership powers and have been duly authorized by all necessary limited liability company, corporate or partnership action on its part; and
     (iii) the Agreement (as amended hereby) is the valid and legally binding obligation of such Person, enforceable against such Person in accordance with its terms.
     SECTION 3. Effectiveness.
     This Amendment shall be effective as of the date hereof, provided that the amendment to the Agreement set forth in Section 1(a) shall be retroactively effective as of the date of the Agreement, in each case, upon receipt by the Agent of (i) counterparts to this Amendment duly executed by each of the parties hereto and (ii) such other documents, certificates and opinions of counsel as the Agent may reasonably request.
     SECTION 4. Reference to and Effect on the Agreement and the Related Documents.
     Each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby. Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.
     SECTION 5. Governing Law.
     This Amendment has been delivered in New York, New York and shall be deemed a contract made under and governed by the laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

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     SECTION 6. Severability.
     Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
     SECTION 7. Counterparts.
     This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means acceptable to the Agent shall be effective as delivery of a manually executed counterpart of this Amendment.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

ALLIED RECEIVABLES FUNDING INCORPORATED, as Buyer
By:
	Name:	Michael S. Burnett
	Title:	Treasurer

ALLIED WASTE NORTH AMERICA, INC., as an Originator
By:
	Name:	Michael S. Burnett
	Title:	Vice President and Treasurer

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The following corporations, as Originators:
ADRIAN LANDFILL, INC.
AGRI-TECH, INC. OF OREGON
ALBANY-LEBANON SANITATION, INC.
ALLIED WASTE INDUSTRIES (ARIZONA), INC.
ALLIED WASTE NORTH AMERICA, INC
ALLIED WASTE SERVICES OF PAGE, INC.
ALLIED WASTE SERVICES OF STILLWATER, INC.
ALLIED WASTE SYSTEMS, INC.
ALLIED WASTE TRANSFER SERVICES OF UTAH, INC.
ALLIED WASTE TRANSPORTATION, INC.
AMERICAN DISPOSAL SERVICES OF ILLINOIS, INC.
AMERICAN DISPOSAL SERVICES OF KANSAS, INC.
AMERICAN DISPOSAL SERVICES OF MISSOURI, INC.
AMERICAN DISPOSAL SERVICES OF WEST VIRGINIA, INC.
APACHE JUNCTION LANDFILL CORPORATION
BFI WASTE SYSTEMS OF NEW JERSEY, INC.
BOND COUNTY LANDFILL, INC.
BORREGO LANDFILL, INC.
BRICKYARD DISPOSAL & RECYCLING, INC.
BROWNING-FERRIS INDUSTRIES OF CALIFORNIA, INC.
BROWNING-FERRIS INDUSTRIES OF OHIO, INC.
BROWNING-FERRIS INDUSTRIES, INC.
CAPITOL RECYCLING AND DISPOSAL, INC.
CELINA LANDFILL, INC.
CENTRAL SANITARY LANDFILL, INC.
CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.
CHEROKEE RUN LANDFILL, INC.
CITIZENS DISPOSAL, INC.
CITY-STAR SERVICES, INC.
COPPER MOUNTAIN LANDFILL, INC.
CORVALLIS DISPOSAL CO.
COUNTY DISPOSAL (OHIO), INC.
COUNTY LANDFILL, INC.
DALLAS DISPOSAL CO.
DELTA CONTAINER CORPORATION
DEMPSEY WASTE SYSTEMS II, INC.
DTC MANAGEMENT, INC.
ELDER CREEK TRANSFER & RECOVERY, INC.
ENVIRONMENTAL RECLAMATION COMPANY

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ENVIRONTECH, INC.
F. P. MCNAMARA RUBBISH REMOVAL, INC.
FORWARD, INC.
FRED BARBARA TRUCKING CO., INC.
GEK, INC.
GRANTS PASS SANITATION, INC.
HARLAND’S SANITARY LANDFILL, INC.
ILLINOIS VALLEY RECYCLING, INC.
IMPERIAL LANDFILL, INC.
INTERNATIONAL DISPOSAL CORP. OF CALIFORNIA
KELLER CANYON LANDFILL COMPANY
KELLER DROP BOX, INC.
LAKE NORMAN LANDFILL, INC.
LATHROP SUNRISE SANITATION CORPORATION
LEE COUNTY LANDFILL, INC.
LOOP RECYCLING, INC.
LOOP TRANSFER, INCORPORATED
MCINNIS WASTE SYSTEMS, INC.
MESA DISPOSAL, INC.
NEW MORGAN LANDFILL COMPANY, INC.
NOBLE ROAD LANDFILL, INC.
OAKLAND HEIGHTS DEVELOPMENT, INC.
OTAY LANDFILL, INC.
OTTAWA COUNTY LANDFILL, INC.
PALOMAR TRANSFER STATION, INC.
PITTSBURG COUNTY LANDFILL, INC.
RABANCO, LTD.
RAMONA LANDFILL, INC.
RESOURCE RECOVERY, INC.
ROSSMAN SANITARY SERVICE, INC.
ROXANA LANDFILL, INC.
SALINE COUNTY LANDFILL, INC.
SANGAMON VALLEY LANDFILL, INC.
SAUK TRAIL DEVELOPMENT, INC.
SOURCE RECYCLING, INC.
STANDARD ENVIRONMENTAL SERVICES, INC.
SUNRISE SANITATION SERVICE, INC.
SUNSET DISPOSAL SERVICE, INC.
SUNSET DISPOSAL, INC.
SYCAMORE LANDFILL, INC.
THOMAS DISPOSAL SERVICE, INC.
UNITED DISPOSAL SERVICE, INC.
UPPER ROCK ISLAND COUNTY LANDFILL, INC.
VALLEY LANDFILLS, INC.
WASATCH REGIONAL LANDFILL, INC.
WASTE SERVICES OF NEW YORK, INC.

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WDTR, INC.
WILLAMETTE RESOURCES, INC.
WILLIAMS COUNTY LANDFILL INC.

By:
	Name:	Michael S. Burnett
	Title:	Treasurer of each of the foregoing corporations

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The following partnerships, as Originators:
GREEN VALLEY LANDFILL GENERAL PARTNERSHIP
By: Allied Waste North America, Inc., as General Partner of each of the foregoing partnerships

By:

	Name:	Michael S. Burnett
	Title:	Vice President and Treasurer

	And	By: Browning-Ferris Industries of Tennessee, Inc., as General Partner of each of the foregoing partnerships

By:

	Name:	Michael S. Burnett
	Title:	Treasurer

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The following partnerships, as Originators:

CLINTON COUNTY LANDFILL PARTNERSHIP
COUNTY LINE LANDFILL PARTNERSHIP
ILLIANA DISPOSAL PARTNERSHIP
KEY WASTE INDIANA PARTNERSHIP
LAKE COUNTY C & D DEVELOPMENT PARTNERSHIP
NEWTON COUNTY LANDFILL PARTNERSHIP
SPRINGFIELD ENVIRONMENTAL GENERAL PARTNERSHIP

	By:	Allied Waste North America, Inc., as General Partner of each of the foregoing partnerships

By:

	Name:	Michael S. Burnett
	Title:	Vice President and Treasurer

	And	By: Allied Waste Landfill Holdings, Inc., as General Partner of each of the foregoing partnerships

By:

	Name:	Michael S. Burnett
	Title:	Treasurer

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The following limited liability companies, as Originators:

ALLIED WASTE SERVICES OF MASSACHUSETTS, LLC
ALLIED WASTE NIAGARA FALLS LANDFILL, LLC
ALLIED WASTE SERVICES OF NORTH AMERICA, LLC
ALLIED WASTE SYCAMORE LANDFILL, LLC
ALLIED WASTE SYSTEMS OF ARIZONA, LLC
ALLIED WASTE SYSTEMS OF COLORADO, LLC
ALLIED WASTE SYSTEMS OF MONTANA, LLC
ALLIED WASTE TRANSFER SERVICES OF ARIZONA, LLC
ALLIED WASTE TRANSFER SERVICES OF IOWA, LLC
ALLIED WASTE TRANSFER SERVICES OF NEW YORK, LLC
ALLIED WASTE TRANSFER SERVICES OF OREGON, LLC
ALLIED WASTE TRANSFER SERVICES OF RHODE ISLAND, LLC
ANDERSON REGIONAL LANDFILL, LLC
AUTAUGA COUNTY LANDFILL, LLC
BFI TRANSFER SYSTEMS OF ALABAMA, LLC
BFI TRANSFER SYSTEMS OF GEORGIA, LLC
BFI TRANSFER SYSTEMS OF MARYLAND, LLC
BFI TRANSFER SYSTEMS OF MASSACHUSETTS, LLC
BFI TRANSFER SYSTEMS OF MISSISSIPPI, LLC
BFI TRANSFER SYSTEMS OF PENNSYLVANIA, LLC
BFI TRANSFER SYSTEMS OF VIRGINIA, LLC
BFI WASTE SERVICES OF PENNSYLVANIA, LLC
BFI WASTE SERVICES, LLC
BFI WASTE SYSTEMS OF ALABAMA, LLC
BFI WASTE SYSTEMS OF ARKANSAS, LLC
BFI WASTE SYSTEMS OF GEORGIA, LLC
BFI WASTE SYSTEMS OF LOUISIANA, LLC
BFI WASTE SYSTEMS OF MISSISSIPPI, LLC
BFI WASTE SYSTEMS OF MISSOURI, LLC
BFI WASTE SYSTEMS OF NORTH AMERICA, LLC
BFI WASTE SYSTEMS OF TENNESSEE, LLC
BFI WASTE SYSTEMS OF VIRGINIA, LLC
BRDIGETON TRANSFER STATION, LLC

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BRUNSWICK WASTE MANAGEMENT FACILITY, LLC
BUTLER COUNTY LANDFILL, LLC
CACTUS WASTE SYSTEMS, LLC
COURTNEY RIDGE LANDFILL, LLC
D & L DISPOSAL L.L.C.
ECDC ENVIRONMENTAL, L.C.
ENVOTECH – ILLINOIS, L.L.C.
FOREST VIEW LANDFILL, LLC
GREENRIDGE RECLAMATION, LLC
GREENRIDGE WASTE SERVICES, LLC
HANCOCK COUNTY DEVELOPMENT COMPANY, LLC
JEFFERSON CITY LANDFILL, LLC
LEE COUNTY LANDFILL SC, LLC
LEMONS LANDFILL, LLC
LIBERTY WASTE SERVICES OF ILLINOIS, L.L.C.
LIBERTY WASTE SERVICES OF MCCOOK, L.L.C.
MADISON COUNTY DEVELOPMENT, LLC
NORTHEAST LANDFILL, LLC
OKLAHOMA CITY LANDFILL, L.L.C.
SHOW-ME LANDFILL, LLC
TOTAL ROLL-OFFS, L.L.C.
WEBSTER PARISH LANDFILL, L.L.C.
WILLOW RIDGE LANDFILL, LLC

By:

Name:	Michael S. Burnett
Title:	Treasurer of each of the foregoing limited liability companies

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ALLIED SERVICES, LLC, as an Originator

	By:	Allied Waste Landfill Holdings, Inc., as Managing Member

By:

	Name:	Michael S. Burnett
	Title:	Treasurer

	And	By: Allied Green Power, Inc., as a Member

By:

	Name:	Michael S. Burnett
	Title:	Treasurer

	And	By: Allied Waste North America, Inc., as a Member

By:

	Name:	Michael S. Burnett
	Title:	Vice President and Treasurer

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The following limited partnerships, as Originators:

ABILENE LANDFILL TX, LP
BFI TRANSFER SYSTEMS OF TEXAS, LP
BFI WASTE SERVICES OF INDIANA, LP
BFI WASTE SERVICES OF TEXAS, LP
BLUE RIDGE LANDFILL TX, LP
CAMELOT LANDFILL TX, LP
EL CENTRO LANDFILL, L.P.
ELLIS COUNTY LANDFILL TX, LP
GALVESTON COUNTY LANDFILL TX, LP
GOLDEN TRIANGLE LANDFILL TX, LP
GREENWOOD LANDFILL TX, LP
GULFWEST LANDFILL TX, LP
ITASCA LANDFILL TX, LP
KERRVILLE LANDFILL TX, LP
LEWISVILLE LANDFILL TX, LP
MCCARTY ROAD LADFILL TX, LP
MEXIA LANDFILL TX, LP
PINE HILL FARMS LANDFILL TX, LP
PLEASANT OAKS LANDFILL TX, LP
SOUTHWEST LANDFILL TX, LP
VICTORIA LANDFILL TX, LP
WHISPERING PINES LANDFILL TX, LP

By: Allied Waste Landfill Holdings, Inc., as sole General Partner of the foregoing limited partnerships

By:

Name:	Michael S. Burnett
Title:	Treasurer

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DINVERNO, INC.
By:
	Name:	Roger Groen
	Title:	President

S-2-J

REGIONAL DISPOSAL COMPANY, as an Originator

By: Rabanco, Ltd., as Managing Partner

By:

	Name:	Michael S. Burnett
	Title:	Treasurer

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CALYON NEW YORK BRANCH, as Atlantic Liquidity Bank and as Lender Group Agent for the Atlantic Group

By:
Name:
Title:

By:
Name:
Title:

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ALLIED WASTE INDUSTRIES, INC., as
Performance Guarantor

By:
Name:	Michael S. Burnett
Title:	Senior Vice President and Treasurer

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